EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Enzon, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                 /s/ KPMG Peat Marwick LLP
                                                 -------------------------
                                                 KPMG Peat Marwick LLP

Short Hills, New Jersey
July 9, 1998

                                      E-68